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                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 1997


                           DISCOVER CARD TRUST 1991 E
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         0-19759                 Not Applicable
--------------                   ------------            ---------------
(State of                        (Commission             (IRS Employer
organization)                    File Number)            Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                         19720
----------------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 14
                         Index to Exhibits is on page 4


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Item 5.  Other Events

On or about June 20, 1997, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 20. June 20, 1997 is also the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on May 20, 1997). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7(c).  Exhibits

Exhibit No.       Description

20 Monthly Investor Certificateholders' Statement related to the distribution of June 20, 1997 and reflecting the performance of the Trust during the Due Period ended in May 1997, that accompanied the final distribution of principal and interest on June 20, 1997.


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                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1991 E
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust


                           By: Birendra Kumar
                               ---------------------------------------
                               Birendra Kumar
                               Vice President and Treasurer


Date: June 24, 1997


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                                  EXHIBIT INDEX

Exhibit No.       Description

20                Monthly Investor Certificateholders' Statement - (June 20,
                  1997).


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